UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 31, 2007

(Date of Report - Date of earliest event reported on)

Vermont	000-16435	03-0284070
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Derby Road, Derby, Vermont	05829
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number: (802) 334-7915

Not Applicable

(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 203.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This report on Form 8-K/A amends the Current Report on Form 8-K dated December 31, 2007 in which the Company reported the completion of its acquisition of LyndonBank, Lyndonville, Vermont on December 31, 2007 and the sale on that same date of the Vergennes, Vermont branch of LyndonBank.  This amended report provides the historical and pro forma financial statement information required by Item 9.01, which was omitted from the initial filing in reliance on Items 9.01(a)(4) and 9.01(b)(2).

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

1.
The audited statements of financial condition of LyndonBank as of December 31, 2006 and 2005, and the related statements of income, cash flows, and changes in shareholders’ equity for each of the years in the two year period ended December 31, 2006, and the related notes and Independent Auditors' Report related thereto are filed as Exhibit 99.1 to this amended report and are incorporated herein by reference.

2.
The unaudited condensed statements of financial condition of LyndonBank as of September 30, 2007 and December 31, 2006, the unaudited condensed statements of income for the nine months ended September 30, 2007 and 2006, the unaudited statements of cash flows for the nine months ended September 30, 2007 and 2006, and the related notes thereto are filed as Exhibit 99.2 to this amended report and are incorporated herein by reference.

(b)  Pro Forma Financial Information.

1.
The unaudited pro forma condensed combined balance sheet at September 30, 2007, and the unaudited pro forma condensed combined summaries of income for the nine months ended September 30, 2007 and for the year ended December 31, 2006, and the related notes to the unaudited pro forma condensed combined financial information, are filed as Exhibit 99.3 to this amended report and are incorporated herein by reference.

(c)  Shell Company Transactions.

Inapplicable.

(d)  Exhibits.

The following Exhibits are filed herewith:

23	Consent of Shatswell, MacLeod & Company, P.C.

99.1
Audited statements of financial condition of LyndonBank as of December 31, 2006 and 2005; audited statements of income, cash flows, and changes in shareholders’ equity for each of the years in the two year period ended December 31, 2006; related notes; and Independent Auditors' Report related thereto.

99.2
Unaudited condensed statements of financial condition of LyndonBank as of September 30, 2007 and December 31, 2006; unaudited condensed statements of income and cash flows for the nine months ended September 30, 2007 and 2006; and related notes thereto.

99.3
Unaudited pro forma condensed combined balance sheet at September 30, 2007; unaudited pro forma condensed combined summaries of income for the nine months ended September 30, 2007 and for the year ended December 31, 2006; and related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP.

DATED: March 20, 2008	/s/ Stephen P. Marsh
Stephen P. Marsh,
President & Chief Executive Officer